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                                  EXHIBIT 10.10

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (the "EIGHTH AMENDMENT") is made and dated as of February __, 2001, by and among SANWA BANK CALIFORNIA ("SANWA"), those other banks (each, including Sanwa, a "LENDER" and, collectively, the "LENDERS"), party with Sanwa to the Agreement defined in Recital A below, SANWA, as agent for the Lenders (in such capacity, the "AGENT") and as the L/C Bank (as defined in the Agreement), and NTS TECHNICAL SYSTEMS, a California corporation (the "BORROWER").

RECITALS

         A. Pursuant to that certain Credit Agreement dated as of September 8, 1997 among the Agent, the Lenders and the Borrower (as amended, modified, or waived, the "AGREEMENT"), the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.

         B. The Borrower has asked the Agent, the L/C Bank and the Lenders to modify certain provisions of the Agreement relating to permitted distributions, dividends and stock repurchases.

         C. The Agent, the L/C Bank and the Lenders have agreed to such requests of the Borrower on the terms and conditions contained in this Eighth Amendment.

         NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

         1. PERMITTED STOCK REPURCHASE. To reflect the agreement of the parties hereto to permit certain stock repurchases by the Parent, Section 7(e) and
Section 7(f) of the Agreement are amended to read as follows:

                  "7(e) PURCHASE OR RETIREMENT OF STOCK; PAYMENT OF DIVIDENDS. Acquire, purchase, redeem or retire any shares of its capital stock now or hereafter outstanding or, except to the Borrower, declare or pay any dividends upon its shares of stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property or securities, except (i) dividends by the Borrower to the Parent, (ii) dividends by the Parent to its shareholders and/or repurchases of stock by the Parent in an aggregate amount in any fiscal year not to exceed 40% of the consolidated net income of the Parent in the immediately preceding fiscal year, (iii) dividends payable in shares of capital stock, and (iv) cash in lieu of fractional shares or in options, warrants or other rights to purchase shares of capital stock.

                  "7(f) INTENTIONALLY DELETED."


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         2. DEBT COVERAGE RATIO. To modify the calculation of the Debt Coverage
Ratio in connection with the repurchase of stock permitted pursuant to Section 1 of this Eighth Amendment, the definition of "Debt Service Coverage Ratio" in PARAGRAPH 1 of the Agreement is amended to read as follows:

         "'DEBT COVERAGE RATIO' shall mean the ratio of (i) for any period, (a) net profit after taxes realized during such period plus (b) depreciation and amortization expense and interest expense deducted in determining such net income to (ii) the sum of the current portion of long-term debt as at the end of such period plus interest expense and cash dividends paid and/or stock repurchases made (pursuant to the terms of Paragraph 7(e) below) during the period just ended. In calculating the Debt Coverage Ratio, the $1,237,000.00 after-tax impact of the non-recurring expenses defined in the Fourth Amendment to this Agreement as the Techstar Lawsuit and the Discontinued Operations shall be disregarded."

         3. REAFFIRMATION OF SECURITY AGREEMENTS. The Borrower hereby affirms and agrees that, except as otherwise provided herein, (a) the execution and delivery by the Borrower of and the performance of its obligations under this Eighth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the Obligations of the Borrower or the rights of the Lenders under the Security Documents or any other document or instrument made or given by the Borrower in connection therewith, (b) the term "OBLIGATIONS" as used in the Security Agreement includes, without limitation, the Obligations of the Borrower under the Agreement as amended hereby, and (c) the Security Documents remain in full force and effect and constitute a continuing first priority security interest in and lien upon the Collateral described therein.

         7. EFFECTIVE DATE. This Eighth Amendment shall be effective on the date (the "EFFECTIVE DATE") when all of the following conditions precedent have been satisfied:

            (a) The Borrower shall have delivered or shall have had delivered to the Agent each of the following (with sufficient copies for each of the Lenders):

                (i) A duly executed copy of this Eighth Amendment; and

                (ii) Such credit applications, financial statements, authorizations and such information concerning the Borrower and its Guarantors and their business, operations and condition (financial and otherwise) as any Lender may reasonably request.

            (b) Any and all fees and other amounts payable hereunder on or prior to such date shall have been paid, and all acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Eighth Amendment and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

            (c) The representations and warranties made by or on behalf of the Borrower and each Guarantor in or pursuant to the Loan Documents (and by executing and delivering this Eighth Amendment, the Borrower represents that all such representations and warranties) shall be accurate and complete in all material respects as if made on and as of such date (or as of December 31, 2000 if such representations and warranties relate to the financial results or condition of the Borrower).

            (d) There shall not have occurred an Event of Default or Potential Default not otherwise cured or waived.

         8. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent, the L/C Bank and each Lender to enter into this Eighth Amendment, the Borrower represents and warrants to the Agent, the L/C Bank and each Lender that:

            (a) CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Borrower and each Guarantor (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a material adverse effect on it or its property and/or business or on its


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ability to pay or perform the Obligations, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations.

            (b) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Borrower and each Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Eighth Amendment and the Agreement as amended hereby to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Eighth Amendment and the Agreement as amended hereby. This Eighth Amendment and the Agreement as amended hereby have been duly executed and delivered on behalf of the Borrower and each Guarantor party thereto and constitute such Person's legal, valid and binding obligations enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

            (c) NO LEGAL BAR. The execution, delivery and performance of this Eighth Amendment and the Agreement as amended hereby, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligations of the Borrower or any Guarantor or create or result in the creation of any Lien on any assets of the Borrower or any Guarantor except as contemplated thereby.

            (d) NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower or any Guarantor, threatened by or against the Borrower or any Guarantor or against any of the Borrower's or any Guarantor's properties or revenues which is likely to be adversely determined and which, if adversely determined, is likely to have a material adverse effect on the business, operations, property or financial or other condition of the Parent and its Subsidiaries, taken as a whole.

            (e) CONSENTS, ETC. No consent, approval, authorization of, or registration, declaration or filing with any Governmental Authority is required on the part of the Borrower or any Guarantor in connection with the execution and delivery of this Eighth Amendment and the Agreement as amended hereby or the performance of or compliance with the terms, provisions and conditions hereof or thereof.

            (f) NO DEFAULT. No Potential Default or Event of Default has occurred under the Agreement which has not otherwise been cured or waived.

            (g) FULL DISCLOSURE. None of the representations or warranties made by the Borrower or any Guarantor in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Borrower or any Guarantor in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         9. MISCELLANEOUS PROVISIONS.

            (a) EXPENSES. In accordance with PARAGRAPH 6(G) of the Agreement, the Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent incident to the preparation and negotiation of this Eighth Amendment.

            (b) ENTIRE AGREEMENT. This Eighth Amendment embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

            (c) GOVERNING LAW. This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

            (d) COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Amendment to be executed as of the day and year first above written.

                                NTS TECHNICAL SYSTEMS, a California corporation


                                By:  /s/ LLOYD BLONDER
                                    -----------------------------------------
                                Name:  Lloyd Blonder
                                Title: Chief Financial Officer


                                SANWA BANK CALIFORNIA, as Agent and the L/C Bank


                                By:  /s/ ROBERT LIGON
                                    -----------------------------------------
                                Name:  Robert Ligon
                                Title: Vice President


                                SANWA BANK CALIFORNIA, as a Lender


                                By:  /s/ ROBERT LIGON
                                    -----------------------------------------
                                Name:  Robert Ligon
                                Title: Vice President


                                MELLON BANK, N.A., as a Lender


                                By:  /s/ GARRY HANDELMAN
                                    ----------------------------------------
                                Name:  Garry Handelman
                                Title: Vice President


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                           REAFFIRMATION OF GUARANTIES

Each of the undersigned Guarantors agrees to the terms of this Eighth Amendment and hereby ratifies and reaffirms its Guaranty of the Obligations of the Borrower and its grant of a security interest in certain property to secure such Guaranty in favor of the Agent, on behalf of itself, the Lender, and the L/C Bank and agrees that, notwithstanding this Eighth Amendment and any other amendment or supplement to the Agreement entered into prior to this Eighth Amendment, its Guaranty shall remain in full force and effect with respect to the Agreement as amended hereby.

                                   NATIONAL TECHNICAL SYSTEMS, INC.

                                   By:  /s/ LLOYD BLONDER
                                       --------------------------------------
                                   Name:  Lloyd Blonder
                                   Title: Chief Financial Officer


                                   ETCR, INC.

                                   By:  /s/ LLOYD BLONDER
                                       --------------------------------------
                                   Name:  Lloyd Blonder
                                   Title: Vice President


                                   APPROVED ENGINEERING TEST LABORATORIES, INC.

                                   By:  /s/ LLOYD BLONDER
                                       --------------------------------------
                                   Name:  Lloyd Blonder
                                   Title: Vice President


                                   ACTON ENVIRONMENTAL TESTING CORPORATION

                                   By:  /s/ LLOYD BLONDER
                                       --------------------------------------
                                   Name:  Lloyd Blonder
                                   Title: Vice President


                                   XX CAL, INC.

                                   By:  /s/ LLOYD BLONDER
                                       --------------------------------------
                                   Name:  Lloyd Blonder
                                   Title: Vice President


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